[In black and white, stills of fencers super and dissolve while voice reads:] Now the number one ranked real estate fund over one and two years is CGM Realty Fund.
[Title slide reading:] CGM REALTY FUND [Supers and dissolves. Voice reads:] Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[Title slide reading:] #1 IN TOTAL RETURN FOR ONE- AND TWO YEARS
44.1%, 31.4%, AND 23.1% are the average annual total returns for the one and two year periods ended 12/31/96 and from inception (May 13, 1994) through 12/31/96. [Supers and dissolves while voice reads:] Returning more than 44% over the past year and more than 72% over the past two years
[A bar chart (in color) comes up on the screen showing with the headline: TOTAL RETURN
[Over each of two sets of two comparative bars are the headlines from left, ONE YEAR and TWO YEAR. [The bars with identifying type below are from left to right as follows:]
30.8% Lipper Real Estate Fund Average [one year]
44.1% CGM Realty Fund [one year]
51.9% Lipper Real Estate Average [two year return]
72.5% CGM Realty Fund [two year return]
[Voiceover continues:] and has outperformed the Lipper Real Estate Fund average for one and two year performance.
[Title slide dissolves and new title slide supers and is held that reads:
1-800-CGM INFO in large type and the following disclosure:]
Lipper Analytical Services, Inc., an independent mutual fund rating agency which ranks CGM Realty Fund #1 of 46 real estate funds in total return for one-year performance and #1 of 22 real estate funds in total return for two-year performance for the periods ended 12/31/96. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower.This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll free. (c) 1997 CGM
[The previous slide dissolves and the final slide supers reading:
CGM REALTY FUND
AMERICA'S #1 REAL ESTATE FUND
FOR 1- and 2-YEAR PERFORMANCE.
[Voice reads: CGM Realty Fund. America's #1 Real Estate Fund for one and two-year performance.
Commercial ends.]